SUMMARY PROSPECTUS August 31, 2010

MTB NEW YORK TAX-FREE MONEY MARKET FUND

Class/Ticker        A VNTXX        Institutional I VNIXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide current income that is exempt from both federal and New York state and local income taxes while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Institutional I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Institutional I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional I
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	0.81%	0.81%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Institutional I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$83	$259	$450	$1,003
Institutional I	$83	$259	$450	$1,003

Principal Investment Strategies of the Fund

The fund seeks to achieve its investment goal by investing in high quality, short-term municipal money market instruments, including variable rate debt instruments, that pay interest exempt from federal and New York State income taxes. The Fund maintains a fundamental policy that, under normal market conditions, 80% of its income will be exempt from federal and New York state income taxes, including the federal alternative minimum tax (AMT).

In selecting securities for the Fund, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk

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MTB NEW YORK TAX-FREE MONEY MARKET FUND

increases with the length of the maturity of the debt. Prices of fixed income securities generally fall when interest rates rise and vice versa.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Tax Risk. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

•

New York Investment Risk. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to financial conditions of New York City, however, would ultimately have an effect on the state.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Tax-Free State Specific Retail Average and the iMoneyNet, Inc. Tax-Free State Specific Institutional Average. The iMoneyNet, Inc. Tax-Free State Specific Retail Average and the iMoneyNet, Inc. Tax-Free State Specific Institutional Average are composites of money market mutual funds with investment goals similar to the Fund’s goal. Updated performance information is available at www.mtbfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 0.95% 06/30/2000 Worst Quarter 0.01% 12/31/2009

The Fund’s Class A Shares total return for the six-month period from January 1, 2010 to June 30, 2010 was 0.01%.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	0.10%	1.77%	1.68%
Institutional I Shares
Return Before Taxes	0.22%	1.97%	1.65%	*
iMoneyNet, Inc. Tax-Free State Specific Retail Average (reflects no deduction for taxes)	0.13%	1.90%	1.73%
iMoneyNet, Inc. Tax-Free State Specific Institutional Average (reflects no deduction for taxes)	0.23%	2.02%	1.74%	(1)

*	Institutional Class I Shares commenced operations on August 18, 2003.

(1)	iMoneyNet Average performance is as of the nearest month-end following inception date.

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MTB NEW YORK TAX-FREE MONEY MARKET FUND

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):	$500
Minimum Initial Investment Amount (Institutional I):	$100,000
Minimum Subsequent Investment Amount:	$25

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are primarily exempt from regular federal income tax and, for residents of New York, state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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MTB NEW YORK TAX-FREE MONEY MARKET FUND

MTB NYTF 8.31.10

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